                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO.    )

                                       FILED BY A PARTY OTHER THAN THE
FILED BY THE REGISTRANT [X]            REGISTRANT [_]


CHECK THE APPROPRIATE BOX:

[_]Preliminary Proxy Statement         [_]Confidential, for use of the

                                          Commission only (as permitted by
[X]Definitive Proxy Statement             Rule 14c-5(d)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             PACHOLDER FUND, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             PACHOLDER FUND, INC.
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]No fee required.

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
   (2) Form, Schedule or Registration Statement No.:
   (3) Filing Party:
   (4) Date Filed:

Notes:

                          USF&G PACHOLDER FUND, INC.

                                Bank One Towers
                        8044 Montgomery Road, Suite 382
                             Cincinnati, OH 45236

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 22, 1997

                             ---------------------

  NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of USF&G Pacholder Fund, Inc. (the "Fund") will be held on Thursday, May 22, 1997, at 10 o'clock a.m., Eastern time, at The Harley Hotel, 8020 Montgomery Road, Cincinnati, Ohio, for the following purposes:

    1. To elect a Board of seven Directors to serve until the next annual meeting and until their successors are elected and qualified;

    2. To approve or disapprove amendment of the Fund's fundamental policies on borrowing and issuance of senior securities;

    3. To ratify or reject the selection of the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1997; and

    4. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

                                                         James P. Shanahan, Jr.,
                                                               Secretary

  Shareholders of record as of the close of business on April 4, 1997 are entitled to notice of and to vote at the meeting.

April 7, 1997

--------------------------------------------------------------------------------
   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE
 ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
 PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND
 AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                          USF&G PACHOLDER FUND, INC.

                                Bank One Towers
                        8044 Montgomery Road, Suite 382
                             Cincinnati, OH 45236
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

  This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of USF&G Pacholder Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

  The Fund's Annual Report, including audited financial statements for the fiscal year ended December 31, 1996, has been previously mailed to shareholders. This proxy statement was first mailed to shareholders on or about April 9, 1997.

  The Board of Directors has fixed the close of business on April 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 7,078,136 shares of Common Stock, par value $.01 per share, and 2,450,000 shares of Cumulative Preferred Stock, par value $.01 per share, each share being entitled to one vote. As of such date, Cede & Co., nominee for The Depository Trust Company, 55 Water Street, New York, NY 10046, held of record (and not beneficially) 93.16% of the Fund's outstanding Common Stock. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding Common Stock of the Fund; and Principal Mutual Life Insurance Company, 711 High Street, Des Moines, IA 50392, owned of record all of the Fund's outstanding Cumulative Preferred Stock. On the record date, the directors and officers of the Fund as a group owned less than one percent of the Fund's outstanding shares.

  The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the annual meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

  The Board of Directors has nominated the seven persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund. Each director was elected at the annual meeting of shareholders held on June 4, 1996. Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

  Under the Fund's charter, the holders of the outstanding shares of Common Stock, voting as a separate class, are entitled to elect two directors; the holders of the outstanding shares of Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors; and the holders of the outstanding shares of Common Stock and Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining three directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Pacholder for election by holders of the Common Stock and Messrs. Woodard and Shanahan for election by the holders of the Cumulative Preferred Stock. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Broker non-votes, abstentions and withhold-authority votes will not be considered votes cast for this purpose.

                                                                                         SHARES
                                                   YEAR FIRST                            BENEFICIALLY
                         POSITION WITH             ELECTED AS PRINCIPAL OCCUPATION       OWNED AS OF
 NAME                AGE THE FUND                  A DIRECTOR DURING PAST FIVE YEARS     MARCH 28, 1997
 ----                --- -------------             ---------- ----------------------     --------------
 Asher O. Pacholder*  60 Chairman of the Board        1988    Chairman and Chief             15,510
                                                              Executive Officer,
                                                              Pacholder Associates,
                                                              Inc., Chairman and Chief
                                                              Financial Officer, ICO,
                                                              Inc. (since 1995).
                                                              Director, ICO, Inc. (oil
                                                              field services),
                                                              Southland Corp.
                                                              (convenience food
                                                              stores) and Trump's
                                                              Castle Associates
                                                              (casino).
 William J. Morgan*   42 Executive Vice President,    1988    President and Secretary,       18,903
                         Treasurer and Director               Pacholder and Director
                                                              Associates, Inc.
                                                              Director, Duckwall--ALCO
                                                              Stores, Inc. (variety
                                                              and discount stores),
                                                              ICO, Inc. (oil field
                                                              services), PremiumWear,
                                                              Inc. (apparel
                                                              manufacturer), Kaiser
                                                              Ventures, Inc. (sanitary
                                                              services) and Smith-
                                                              Corona Corporation
                                                              (office equipment
                                                              manufacturer).


                                                                                          SHARES
                                                    YEAR FIRST                            BENEFICIALLY
                             POSITION WITH          ELECTED AS PRINCIPAL OCCUPATION       OWNED AS OF
 NAME                    AGE THE FUND               A DIRECTOR DURING PAST FIVE YEARS     MARCH 28, 1997
 ----                    --- -------------          ---------- ----------------------     --------------
 James P. Shanahan, Jr.*  35 Secretary and Director    1988    Executive Vice President       16,233
                                                               and General Counsel,
                                                               Pacholder Associates,
                                                               Inc. Director, LaBarge,
                                                               Inc. (electronic
                                                               components and devices).
 Daniel A. Grant          52 Director                  1992    President, Utility              1,407
                                                               Management Services.
 John C. Sweeney*         58 Director                  1992    Senior Vice President               0
                                                               and Chief Investment
                                                               Officer, USF&G
                                                               Investment Management
                                                               Group, Inc.
 John F. Williamson       58 Director                  1991    President and Chief             3,398
                                                               Executive Officer,
                                                               Williamson Associates,
                                                               Inc. (investment
                                                               adviser) (since Jan.
                                                               1997); Executive Vice
                                                               President and Chief
                                                               Financial Officer, Asset
                                                               Allocation Concepts,
                                                               Inc. (1995 to 1996);
                                                               Vice President and
                                                               Senior Portfolio
                                                               Manager, American Life &
                                                               Casualty Insurance Co.
                                                               (1993 to 1994);
                                                               Financial Consultant
                                                               (1991 to 1992).
 George D. Woodard        50 Director                  1995    Principal, George D.            5,000
                                                               Woodard, C.P.A. (since
                                                               1995); Vice President,
                                                               Rider Kenley &
                                                               Associates (accounting
                                                               and tax services) (1994
                                                               to 1995); Principal,
                                                               George D. Woodard,
                                                               C.P.A. for more than
                                                               five years prior
                                                               thereto.

--------
* Nominees considered "interested persons" of the Fund (as defined in the Investment Company Act of 1940) by reason of their affiliations with the Fund's investment adviser.

  Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr. are officers and shareholders of Pacholder Associates, Inc., a general partner of the Fund's investment adviser. John C. Sweeney is an officer of USF&G Corporation, which is the indirect parent of USF&G Marketing Services Co., a general partner of the Fund's adviser. The general and limited partners of the Fund's administrator are wholly-owned subsidiaries of Pacholder Associates, Inc. See "Investment Advisory and Other Services" below.

  Directors and officers of the Fund who are employed by the Fund's investment adviser or a corporate affiliate of the investment adviser, or are retired from such employment, serve without compensation from the Fund. The Fund pays each director who is not an employee of the investment adviser or any corporate affiliate of the investment adviser an annual fee of $10,000 plus $1,000 for each meeting of the Board of Directors attended, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The following table provides compensation information for the fiscal year ended December 31, 1996 for all of the Fund's directors and the highest-paid executive officers who received compensation in excess of $60,000.

                              PENSION OR                           TOTAL COMPENSATION
NAME OF     AGGREGATE         RETIREMENT BENEFITS ESTIMATED ANNUAL FROM FUND AND FUND
PERSON,     COMPENSATION FROM ACCRUED AS PART OF  BENEFITS UPON    COMPLEX PAID TO
POSITION    FUND              FUND EXPENSES       RETIREMENT       DIRECTORS
--------    ----------------- ------------------- ---------------- ------------------
Asher O.               0                0                 0                   0
Pacholder
Chairman
of the
Board
William J.             0                0                 0                   0
Morgan
Executive
Vice
President,
Treasurer
and
Director
James P.               0                0                 0                   0
Shanahan,
Jr.
Secretary
and
Director
Daniel A.        $15,000                0                 0             $15,000
Grant
Director
John C.                0                0                 0                   0
Sweeney
Director
John F.          $15,000                0                 0             $15,000
Williamson
Director
George D.        $15,000                0                 0             $15,000
Woodard
Director

--------

  For the fiscal year ended December 31, 1996, the directors of the Fund as a group received aggregate remuneration from the Fund of $45,000.

  The Board of Directors has an Audit Committee which makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent accountants and reviews with the independent accountants the scope and results of the audit engagement and matters having a material effect upon the financial operations of the Fund. The Audit Committee also reviews the pricing of illiquid securities held in the Fund's portfolio. The members of the Audit Committee are Daniel A. Grant, John F. Williamson and George D. Woodard. It is anticipated that Messrs. Grant, Williamson and Woodard will constitute the Audit Committee of the new Board of Directors. The Board of Directors does not have a Nominating Committee.

  During the fiscal year ended December 31, 1996, the Board of Directors met five times. No director attended fewer than seventy-five percent of the board meetings. The Audit Committee held one meeting during 1996 at which all committee members were in attendance.

  The Fund's executive officers who are not directors, and their principal occupations during the past five years, are set forth below. The address of each is Bank One Towers, 8044 Montgomery Road, Cincinnati, OH 45236.

                                                             PRINCIPAL OCCUPATION
 NAME                  AGE POSITION(S) WITH THE FUND         DURING PAST FIVE YEARS
 ----                  --- -------------------------         ----------------------
 Anthony L. Longi, Jr.  31 President and Assistant Treasurer Executive Vice
                                                             President, Pacholder
                                                             Associates, Inc.
 James E. Gibson        32 Senior Vice President             Senior Vice President,
                                                             Pacholder Associates,
                                                             Inc.
 Mark H. Prenger        26 Assistant Treasurer               Assistant Vice
                                                             President, Pacholder
                                                             Associates, Inc. (since
                                                             1994); full-time
                                                             university student prior
                                                             thereto.

           AMENDMENT OF THE FUND'S FUNDAMENTAL POLICIES ON BORROWING
                       AND ISSUANCE OF SENIOR SECURITIES

                                 (Proposal 2)

BACKGROUND

  The Fund's fundamental investment policies currently permit the Fund to borrow money in an amount up to 20% of the value of its net assets at the time of borrowing. The Fund may use such borrowings as a temporary source of liquidity to permit the purchase of new investments, without the necessity of liquidating existing investments under circumstances where it would not be prudent, and to provide flexibility in connection with dividend distributions or repurchases of Fund shares. The Fund's fundamental policies also currently permit the Fund to utilize leverage by issuing preferred stock. As described below, the Fund may issue preferred stock so long as the asset coverage of such stock under the Investment Company Act of 1940 (the "1940 Act") is at least 200%.

  The Fund's investment adviser has recommended, and the Board of Directors of the Fund has approved, a proposed change in the Fund's fundamental policies on borrowing and issuance of senior securities. The proposed change would enable the Fund to issue either debt securities or preferred stock, or any combination thereof, provided that the asset coverage for the aggregate of all such senior securities is at least 200%. Thus, the amount of leverage that the Fund is permitted to incur would not be increased; however, the Fund would be able to incur such leverage by issuing debt securities as well as preferred stock. Accordingly, if the proposed change is approved by shareholders, the Board of Directors of the Fund will have the ability to take advantage of available opportunities in both the debt and equity markets when structuring the Fund's leverage.

  The Fund currently has outstanding shares of Cumulative Preferred Stock with an aggregate liquidation preference of $49,000,000. As of March 31, 1997, the net assets of the Fund were approximately $166.52 million and the asset coverage of the Fund's outstanding Cumulative Preferred Stock under the 1940 Act was 334%. The Board of Directors has no plans to restructure the Fund's leverage at the present time.

REGULATORY CONSIDERATIONS

  The Fund's capital structure is regulated under the 1940 Act. Under the 1940 Act, the Fund may not issue any class of senior security representing indebtedness unless, immediately after such issuance, it will have an asset coverage of at least 300%, and the Fund may not issue any class of senior security which is a preferred stock unless, immediately after such issuance, it will have an asset coverage of at least 200%. In addition, the Fund may not declare any cash dividend or other distribution on its capital stock (in the case of senior securities representing indebtedness) or its common stock (in the case of preferred stock) unless, at the time of such declaration, such asset coverage is met. The 1940 Act also requires senior securities issued by the Fund to have certain voting rights, including the right to elect a majority of the Fund's Board of Directors under certain circumstances. Except as provided in the 1940 Act, or as otherwise required by law, every share of preferred stock issued by the Fund is required to be voting stock and to have equal voting rights with every other outstanding voting stock of the Fund. The Fund may not have outstanding more than one class of senior security representing indebtedness and more than one class of senior security which is a stock. However, any such class may be issued in one or more series, provided that no such series has a preference or priority over any other series in respect of the payment of interest or dividends or upon the distribution of the assets of the Fund.

  If the Fund's fundamental policies are amended, any senior securities issued by the Fund will remain subject to the requirements of the 1940 Act. In addition, such senior securities will be subject to the 200% asset coverage requirement imposed by the Fund's fundamental policy.

CURRENT AND PROPOSED FUNDAMENTAL POLICIES

  The Fund's current fundamental policies provide that the Fund may not:

    1. Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred stock or except to the extent such issuance might be involved with respect to borrowings described under "Borrowing". . . [below].

                                     * * *

    3. Borrow money, except in amounts not exceeding 20% of the Fund's assets as described under "Borrowing". . . [below].

  The Fund's Statement of Additional Information includes the following disclosure under the caption "Borrowing":

    The Fund is authorized to borrow money on a secured or unsecured basis in an amount up to 20% of the value of its net assets at the time of borrowing. . . . The Fund's investment policies allow the Fund to use borrowing as a temporary source of liquidity to permit the purchase of new investments consistent with the Fund's investment objectives without the necessity of liquidating existing investments under circumstances where liquidation would not be prudent. Borrowing may also be used to provide flexibility in connection with dividend distributions or repurchases of the Fund's shares.

  As amended, the Fund's fundamental policies would provide that the Fund may not:

    1. Borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%.

RISKS OF LEVERAGE

  The leveraging of the Fund's Common Stock through the issuance of senior securities involves certain risks to common shareholders. These risks include a higher volatility of the net asset value and potentially the market price of their shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the interest or dividends payable on the senior securities, the effect of leverage will be to cause common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the net return on the Fund's investment portfolio were to approach the interest or dividends payable on the senior securities, the Fund's leveraged capital structure would result in a lower rate of return to common shareholders. Similarly, since any decline in the net asset value of the Fund's investment portfolio would be borne entirely by common shareholders, the effect of leverage in a declining market will be to cause a greater decrease in the net asset value of the Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price of the Common Stock.

REQUIRED VOTE

  The Fund's fundament policies may not be changed without the approval of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Cumulative Preferred Stock, each voting as a separate class. Under the Fund's charter and the 1940 Act, the vote of a majority of the outstanding shares means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) of more than 50% of the shares, whichever is the less. Abstentions and "broker non-votes" (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and for purposes of (i) above will have the same effect as votes cast against the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR AMENDMENT OF THE FUND'S FUNDAMENTAL POLICIES. If the proposed amendment is not approved by shareholders, the Fund's current fundamental policies on borrowing and issuance of senior securities will remain in effect and will not be changed.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                                 (Proposal 3)

  The Board of Directors, including all of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1997. The employment is conditioned on the right of the Fund to terminate the employment without penalty by vote of a majority of the outstanding securities of the Fund (as defined in the 1940
Act). Deloitte & Touche LLP currently serves as the Fund's independent accountants and the Fund's financial statements for the fiscal year ended December 31, 1996 have been audited by Deloitte & Touche LLP, which expressed an unqualified opinion on such financial statements. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will be available to respond to appropriate questions raised at the meeting and to make a statement if he wishes to do so.

  Ratification of the selection of the firm of Deloitte & Touche LLP requires the affirmative vote of a majority of all the votes cast at the meeting. Abstentions and broker non-votes will not be considered votes cast for this purpose.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP. If the selection of Deloitte & Touche LLP is not ratified by shareholders, the firm will not serve as the Fund's independent accountants for the fiscal year ending December 31, 1997, and the Board of Directors will be required to select new independent accountants.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  Pacholder & Company (the "Adviser"), Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382, Cincinnati, OH 45236, has served as the Fund's investment adviser since the Fund commenced operations in 1988. The Adviser was organized in 1988 as an Ohio general partnership between Pacholder Associates, Inc. ("Pacholder Associates") and USF&G Marketing Services Co. ("Marketing Services"), which each have a fifty-percent partnership interest in the Adviser. Pacholder Associates is an investment advisory firm which specializes in high yield fixed-income securities. Marketing Services is an indirect wholly-owned subsidiary of USF&G Corporation. USF&G Corporation is composed of property/casualty and life insurance subsidiaries. Its primary subsidiary is United States Fidelity and Guaranty Company, which holds a $600,000 15% Promissory Note due November 1997 of Pacholder Associates and owns 20% of Pacholder Associates' outstanding securities. Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr., officers and directors of the Fund, are shareholders, officers and directors of Pacholder Associates. John
C. Sweeney, a director of the Fund, is an officer of USF&G Corporation.

  Kenwood Administrative Management, Limited Partnership (the "Administrator") serves as administrator of the Fund. The Administrator is a limited partnership whose general and limited partners are wholly-owned subsidiaries of Pacholder Associates. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports.

  Pacholder Associates serves as accounting and pricing agent for the Fund and is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund,
(iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stick splits, in respect of securities held in the Fund's portfolio.

                            SOLICITATION OF PROXIES

  In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. In addition, Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained at an estimated cost of $5,000 plus out-of-pocket expenses to perform various proxy advisory and solicitation services. Shareholder Communications Corporation will utilize approximately 32 persons in its solicitation efforts. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors (including the fees and expenses of Shareholder Communications Corporation) will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy soliciting material to beneficial owners.

                                OTHER BUSINESS

  The management of the Fund knows of no other business that may come before the annual meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

  If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next annual meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund on or before December 8, 1997.

                                 ANNUAL REPORT

  The Fund's Annual Report for the fiscal year ended December 31, 1996 may be obtained without charge by writing to USF&G Pacholder Fund, Inc., Bank One Towers, 8044 Montgomery Road, Suite 382, Cincinnati, OH 45236, or by calling the Fund toll free at 1-800-837-2755.

PROXY
                           USF&G PACHOLDER FUND, INC.

                          COMMON STOCK, $.01 PAR VALUE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony L. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse of this card, all the shares of Common Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder's; if no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposals 2 and
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------        ---------------------------------

---------------------------------        ---------------------------------

---------------------------------        ---------------------------------


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1.)  Election of Directors.     For    Withhold    For All Except
                                [_]       [_]          [_]

      Daniel A. Grant, William J. Morgan, Asher O. Pacholder,
            John C. Sweeney and John F. Williamson

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).

2.)  With respect to amendment  of          For  Against  Abstain
     the Fund's fundamental policies        [_]    [_]      [_]
     on borrowing and issuance of
     senior securities.


3.)  With respect to ratification of the    For  Against   Abstain
     selection of Deloitte & Touche LLP     [_]    [_]       [_]
     as independent accountants.

Mark box at right if comments or address change have been noted on the reverse side of this card. [_]

Please be sure to sign and date this Proxy

Date
    ----------------

-----------------------------
Shareholder sign here

-----------------------------
Co-owner sign here

PROXY

                           USF&G PACHOLDER FUND, INC.

                  Cumulative Preferred Stock, $.01 Par Value,
                             Series A and Series B

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony L. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series A and Series B Cumulative Preferred Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder; if no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


 1.  Election of Directors:    [_]  FOR   [_]  WITHHOLD  [_]  FOR ALL EXCEPT

   Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).


Daniel A. Grant, James P. Shanahan, Jr., John C. Sweeney, John F. Williamson and
                               George D. Woodard

 2.  FOR [_]  AGAINST [_]  ABSTAIN [_]  with respect to amendment of the Fund's fundamental policies on borrowing and
                                        issuance of senior securities.

 3.  FOR [_]  AGAINST [_]  ABSTAIN [_]  with respect to ratification of the selection of Deloitte & Touche LLP as
                                        independent accountants.


                                 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                 By: ______________________________________
                                     Name:
                                     Title:


                                 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                    (For the Benefit of Primart)


                                 By: ______________________________________
                                     Name:
                                     Title:

Dated:________________________